                                                                  EXHIBIT 10.8.3

           ARTHUR J. GALLAGHER & CO. AND AJG FINANCIAL SERVICES, INC.

                       THIRD AMENDMENT TO CREDIT AGREEMENT

Harris Trust and Savings Bank             Citibank, N.A.
Chicago, Illinois                         New York, New York

Bank of America, N.A.                     LaSalle Bank National Association
Chicago, Illinois                         Chicago, Illinois

The Northern Trust Company
Chicago, Illinois

Ladies and Gentlemen:

         This Third Amendment to Credit Agreement dated as of September 7, 2001 (herein, the "Amendment") is entered into by and between the undersigned, Arthur
J. Gallagher & Co, a Delaware corporation ("Gallagher"), AJG Financial Services, Inc., a Delaware corporation ("AJG"; Gallagher and AJG being referred to herein collectively as the "Borrowers" and individually as a "Borrower"), Citibank, N.A., Bank of America, N.A., LaSalle Bank National Association, The Northern Trust Company and Harris Trust and Savings Bank, individually and as Agent (the "Agent"). Reference is hereby made to that certain Credit Agreement dated as of September 11, 2000, as amended, between the Borrowers, the Banks and the Agent (the "Credit Agreement"). All capitalized terms used herein without definition shall have the same meanings herein as such terms have in the Credit Agreement.

         The Borrowers desire to extend the Short-Term Revolving Credit Termination Date and make certain other amendments to the Credit Agreement, and the Banks are willing to do so under the terms and conditions set forth in this Amendment.

SECTION 1.     AMENDMENTS.

         Subject to the satisfaction of the conditions precedent set forth in
Section 2 below, the Credit Agreement shall be and hereby is amended as follows:

               1.1. The definition of the term "Applicable Margin" appearing in Section 6.1 of the Credit Agreement shall be amended and restated in its entirety to read as follows:

            " "Applicable Margin", with respect to Eurocurrency Loans, Domestic Rate Loans, and the facility fee payable pursuant to
            Section 4.1(a) hereof, means the following:

            Applicable Margin for Eurocurrency Loans under the     0.40%
            Revolving Credit:

           Applicable Margin for Eurocurrency Loans under the      0.40%
           Short-Term Revolving Credit:

           Applicable Margin for Domestic Rate Loans under the     0.00%
           Revolving Credit:

           Applicable Margin for Domestic Rate Loans under the     0.00%
           Short-Term Revolving Credit:

           Applicable Margin for facility fee under the            0.10%
           Revolving Credit:

           Applicable Margin for facility fee under the            0.10%"
           Short-Term Revolving Credit:

           1.2. The definition of the term "Percentage" appearing in Section 6.1 of the Credit Agreement shall be amended and restated in its entirety to read as follows:

           " "Percentage" means, for each Bank, (a) with respect to the Revolving Credit, the percentage of the Revolving Credit Commitments represented by such Bank's Revolving Credit Commitment or, if the Revolving Credit Commitments have been terminated, the percentage held by such Bank (including through participation interests in L/C Obligations outstanding under the Revolving Credit and Revolving Swing Loans) of the aggregate principal amount of all Revolving Loans, Revolving Swing Loans and L/C Obligations outstanding under the Revolving Credit then outstanding and (b) with respect to the Short-Term Revolving Credit, the percentage of the Short-Term Revolving Credit Commitments represented by such Bank's Short-Term Revolving Credit Commitment or, if the Short-Term Revolving Credit Commitments have been terminated, the percentage held by such Bank (including through participation interests in the L/C Obligations outstanding under the Short-Term Revolving Credit and Short-Term Swing Loans) of the aggregate principal amount of all Short-Term Revolving Loans, Short-Term Swing Loans and L/C Obligations outstanding under the Short-Term Revolving Credit then outstanding."

           1.3. The definition of the term "Short-Term Revolving Credit Termination Date" appearing in Section 6.1 of the Credit Agreement shall be amended and restated in its entirety to read as follows:

          ""Short-Term Revolving Credit Termination Date" means September 8, 2002, subject to any extension of such date pursuant to Section 5.2(b) hereof."

SECTION 2.   CONDITIONS PRECEDENT.

     The effectiveness of this Amendment is subject to the satisfaction of all of the following conditions precedent:

          2.1. The Borrowers and the Banks shall have executed and delivered this Amendment.

          2.2. The Borrowers shall have paid to the Agent, for the ratable benefit of the Banks, an amendment fee in the amount of $25,000.

          2.3. The Agent shall have received copies (executed or certified, as may be appropriate) of all legal documents or proceedings taken in connection with the execution and delivery of this Amendment to the extent the Agent or its counsel may reasonably request.

          2.4. Legal matters incident to the execution and delivery of this Amendment shall be satisfactory to the Agent and its counsel.

SECTION 3.   REPRESENTATIONS.

     In order to induce the Agent and the Banks to execute and deliver this Amendment, the Borrowers hereby represent to the Agent and the Banks that as of the date hereof the representations and warranties set forth in Section 7 of the Credit Agreement are and shall be and remain true and correct (except that the representations contained in Section 7.5 shall be deemed to refer to the most recent financial statements of the Borrowers delivered to the Agent and the Banks) and the Borrowers are in compliance with the terms and conditions of the Credit Agreement and no Default or Event of Default has occurred and is continuing under the Credit Agreement or shall result after giving effect to this Amendment.

SECTION 4.   MISCELLANEOUS.

        4.1. Except as specifically amended herein, the Credit Agreement shall continue in full force and effect in accordance with its original terms. Reference to this specific Amendment need not be made in the Credit Agreement, the Notes, or any other instrument or document executed in connection therewith, or in any certificate, letter or communication issued or made pursuant to or with respect to the Credit Agreement, any reference in any of such items to the Credit Agreement being sufficient to refer to the Credit Agreement as amended hereby.

        4.2. The Borrowers agree to pay on demand all costs and expenses of or incurred by the Agent in connection with the negotiation, preparation, execution and delivery of this Amendment, including the fees and expenses of counsel for the Agent.

     4.3. This Amendment may be executed in any number of counterparts, and by the different parties on different counterpart signature pages, all of which taken together shall constitute one and the same agreement. Any of the parties hereto may execute this Amendment by signing any such counterpart and each of such counterparts shall for all purposes be deemed to be an original. This Amendment shall be governed by the internal laws of the State of Illinois.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

     This Third Amendment to Credit Agreement is entered into as of the date and year first above written.

                              ARTHUR J. GALLAGHER & CO.


                              By   /s/ Jack H. Lazzaro
                                 -------------------------------------------
                                  Name:   Jack H. Lazzaro
                                  Title:  Vice President - Treasurer


                              AJG FINANCIAL SERVICES, INC.


                              By   /s/ Jack H. Lazzaro
                                 -------------------------------------------
                                  Name: Jack H. Lazzaro
                                  Title: Vice President - CFO

         Accepted and agreed to.

                             HARRIS TRUST AND SAVINGS BANK,
                               individually and as Agent


                             By /s/ M. James Barry, III
                                -----------------------------
                                Name M. James Barry, III
                                Title Vice President

                             CITIBANK, N.A.

                             By /s/ Stephen P. Zwick
                                -----------------------------
                                Name Stephen P. Zwick
                                Title Vice President

                             BANK OF AMERICA, N.A.

                             By /s/ Mehul Mehta
                                -----------------------------
                                Name Mehul Mehta
                                Title Vice President

                             LASALLE BANK NATIONAL ASSOCIATION

                             By /s/ Kyle Freimuth
                                -----------------------------
                                Name Kyle Freimuth
                                Title Vice President

                             THE NORTHERN TRUST COMPANY

                             By /s/ Nicole D. Boehm
                                -----------------------------
                                Name Nicole D. Boehm
                                Title Second Vice President